Release of Guarantor
                                       and
                        Amendment to Guaranty Agreements


         THIS RELEASE AND AMENDMENT is entered into as of December 31, 1999 by and among First Commercial Bank (the "Bank") and Patriot Homes, Inc., Cavalier Homes, Inc. Southern Energy Homes, Inc. (the "Corporate Guarantors") and Lee Roy Jordan (together with the Corporate Guarantors, the "Guarantors"), and in favor of Schult Operating Company ("Schult Operating"), Schult Homes Corporation ("Schult Homes", and together with Schult Operating "Schult"), and Oakwood Homes Corporation ("Oakwood").

                                    Recitals

         A. The Guarantors are limited partners in the Texas limited partnerships known as Lamraft, L.P. ("Lamraft") and WoodPerfect of Texas, L.P. ("WoodPerfect"). The Corporate Guarantors are limited partners in the Texas limited partnership known as Hillsboro Manufacturing, L.P. ("Hillsboro").


         B.  Each Guarantor executed and delivered to the Bank:

         (1) a Limited Credit Guaranty Agreement dated July 15, 1997, as amended by Amendment to Limited Credit Guaranty Agreement dated March 24, 1999, (the "1997 Lamraft Guaranties") pursuant to which such Guarantor guaranteed, subject to the Maximum Guaranteed Percentage (as defined therein), Lamraft's obligations under the Credit Agreement (Letter of Credit) between Lamraft and the Bank dated July 15, 1997 (the "1997 Lamraft Credit Agreement");

         (2) a Limited Credit Guaranty Agreement dated September 1, 1999 (the " 1999 Lamraft Guaranties"), pursuant to which such Guarantor guaranteed, subject to the Maximum Guaranteed Percentage (as defined therein), Lamraft's obligations under the Credit Agreement dated September 1, 1999 between Lamraft and the Bank (the "1999 Lamraft Credit Agreement"); and

         (3) a Limited Credit Guaranty Agreement dated July 15, 1997, as amended by Amendment to Limited Credit Guaranty Agreement dated March 24, 1997, (the "WoodPerfect Guaranties") pursuant to which such Guarantor guaranteed, subject to the Maximum Guaranteed Percentage (as defined therein), WoodPerfect's obligations under the Credit and Security Agreement between WoodPerfect and the Bank dated July 15, 1997, as amended by the Amendment to Credit and Security Agreement dated March 24, 1999 (the "WoodPerfect Credit Agreement").

         C. Each Corporate Guarantor executed and delivered to the Bank a Limited Credit Guaranty Agreement dated July 15, 1997, as amended by Amendment to Limited Credit Guaranty Agreement dated March 24, 1999, (the "Hillsboro Guaranties") pursuant to which such Corporate Guarantor guaranteed, subject to the Maximum Guaranteed Percentage (as defined therein), Hillsboro's obligations under the Credit and Security Agreement between Hillsboro and the Bank dated July 15, 1997, as amended by the Amendment to Credit and Security Agreement dated March 24, 1999 (the "Hillsboro Credit Agreement").

         D. Schult Operating is also a limited partner in Lamraft, Hillsboro and WoodPerfect, and Schult Operating Company and its owner, Schult Homes each entered into three Limited Credit Guaranty Agreements dated July 15, 1997 (the "Schult Guaranties") guaranteeing, subject to the Maximum Guaranteed Percentage (as defined therein), the obligations guaranteed by the 1997 Lamraft Guaranties, the WoodPerfect Guaranties and the Hillsboro Guaranties.

         E   Oakwood Homes  Corporation   purchased   all of the stock of Schult
Homes  and  Schult  Operating   and  executed    and  delivered  to the Bank the
following guaranty agreements (the "Oakwood Guaranties"):

         1. Limited Credit Guaranty Agreement dated March 24, 1999 guaranteeing the obligations of Lamraft under the 1997 Lamraft Credit Agreement;

         2.  Limited Credit Guaranty Agreement dated March 24, 1999 guaranteeing
             the   obligations   of   WoodPerfect under the   WoodPerfect Credit
             Agreement;

         3. Limited Credit Guaranty Agreement dated March 24, 1999 guaranteeing the obligations of Hillsboro under the Hillsboro Credit Agreement; and

         4.  Limited   Credit   Guaranty   Agreement   dated   September 1, 1999
             guaranteeing the obligations of Lamraft under the Credit Agreement dated September 1, 1999 between Lamraft and the Bank.

         F. The Guarantors have agreed to purchase Schult Operating's interest in Lamraft and WoodPerfect and the Corporate Guarantors have agreed to purchase Schult Operating's interest in Hillsboro in consideration of (i) the Guarantors' assuming Oakwood's and Schult's obligations under the Oakwood Guaranties described in Recital E.1., E.2., and E.4., and under the Schult Guaranties that relate to Lamraft and WoodPerfect, and (ii) the Corporate Guarantors' assuming Oakwood's and Schult's obligations under the Oakwood Guaranty described in Recital E.3 and the Schult Guaranty that relates to Hillsboro.

         G. To facilitate the purchase of Schult Operating's limited partnership interest in Lamraft, WoodPerfect and Hillsboro and the assumption of Oakwood's and Schult's obligations under the Oakwood Guaranties and the Schult Guaranties, the Guarantors have requested the Bank to release Oakwood, Schult Operating and Schult Homes from all of their obligations and liabilities under and pursuant to the Oakwood Guaranties and the Schult Guaranties, respectively, under the terms and conditions of this Release and Amendment.

                                    Agreement

         NOW,  THEREFORE,  in  consideration  of the Recitals and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto hereby agree as follows.

         1. Release of Oakwood and Schult. The Bank hereby releases and discharges Oakwood from all of its obligations and liability under and pursuant to the Oakwood Guaranties. The Bank hereby releases and discharges Schult Operating and Schult Homes from all of their obligations and liability under and pursuant to the Schult Guaranties.

         2. Guarantors' Consent. Each Guarantor hereby consents to the release by the Bank of Oakwood from its obligations under the Oakwood Guaranties and Schult Operating and Schult Homes from their obligations under the Schult Guaranties.

         3.  Amendment of Guaranty Agreements.

         (a) Each of the 1997 Lamraft Guaranties, the 1999 Lamraft Guaranties and the WoodPerfect Guaranties is hereby amended to change the definition of Maximum Guaranteed Percentage therein to read as follows:

         "Maximum Guaranteed Percentage" shall mean thirty percent (30%).

         (b) Each of the Hillsboro Guaranties is hereby amended to change the definition of Maximum Guaranteed Percentage therein to read as follows:

         "Maximum Guaranteed Percentage" shall mean forty percent (40%).

         4. No Events of Default; No Claims; Continuing Effect of Guaranty Agreements. Each Guarantor hereby represents and warrants that (i) no Events of Default, and no events that with the passage of time or the giving of notice or both would constitute an Event of Default, have occurred under any guaranty agreement referred to herein to which it or he is a party and (ii) that to the best of its or his knowledge no defaults or Events of Default have occurred under any credit agreement referred to herein. Each Guarantor represents and warrants that it has no claims against the Bank and no defenses, counterclaims, or setoffs to or against its or his obligations under any guaranty agreement referred to herein to which it or he is a party and agrees that to the extent that such claims, defenses, counterclaims or setoffs exist, the same are hereby released and relinquished. Except as expressly amended hereby, each of the 1997 Lamraft Guaranties, the 1999 Lamraft Guaranties, the WoodPerfect Guaranties and the Hillsboro Guaranties remains in full force and effect in accordance with its terms.

         5.  Governing  Law.  This Release and Amendment shall be construed   in
accordance  with and governed by the laws of the State of Alabama.

         6. Modification; etc. No modification, amendment or waiver of any provision of this Release and Amendment and no consent to any departure by the Bank therefrom, shall be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         7. Counterparts. This Release and Amendment may be executed in two or more counterparts, each of which shall constitute an original, but when taken together all such counterparts shall constitute but one agreement, and any party may execute this Release and Amendment by executing any one or more of such counterparts.

         8. Successors and Assigns, etc. Whenever in this Release and Amendment any party is referred to, such reference shall be deemed to include the successors and assigns of such party. All consents, covenants, promises and agreements made herein shall bind the heirs, personal representatives, successors and assigns of the promissor and shall inure to the benefit of the promissee's successors and assigns.

         9. Entire Agreement. This Release and Amendment constitutes the entire agreement and understanding between the Bank and the Guarantors with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Bank and the Guarantors relating to the subject matter thereof.

              [Signatures Appear on Signature Pages which follow]

         IN WITNESS WHEREOF, the Bank has caused this Release and Amendment to be executed as of the day and year first written above.


                                          FIRST COMMERCIAL BANK

                                          By:   /S/ PAUL M. SCHABACKER
                                             -----------------------------------
                                          Name:   Paul M. Schabacker
                                          Title:  Vice President


STATE OF ALABAMA )

JEFFERSON COUNTY )

         The undersigned , a Notary Public in and for said County in said State, hereby certify that Paul M. Schabacker , whose name as Vice President of First Commercial Bank, a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 7th day of March , 1999.


                                             /s/ EDWARD J. ASHTON
                                          -----------------------------
                                                Notary Public


AFFIX SEAL
My commission expires:   9-20-2001
                        -----------

         IN WITNESS WHEREOF, the undersigned Guarantor has caused this Release and Amendment to be executed as of the day and year first written above.


                                          PATRIOT HOMES, INC.

                                          By:    /S/ STEVEN K. LIKE
                                             -----------------------------------
                                          Name:    Steven K. Like
                                          Title:   Executive Vice President


STATE OF INDIANA  )

ELKHART COUNTY    )

         The undersigned , a Notary Public in and for said County in said State, hereby certify that Steven K. Like, whose name as Executive Vice President of Patriot Homes, Inc., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 21st day of December, 1999.


                                            /S/ LORETTA DEAL
                                          ------------------------
                                              Notary Public


AFFIX SEAL
My commission expires:   3/5/01
                       ----------

         IN WITNESS WHEREOF, the undersigned Guarantor has caused this Release and Amendment to be executed as of the day and year first written above.



                                          CAVALIER HOMES, INC.

                                          By:        /S/ DAVID ROBERSON
                                             -----------------------------------
                                          Name:    David Roberson
                                          Title:   President

STATE OF ALABAMA )

WINSTON COUNTY   )

         The undersigned , a Notary Public in and for said County in said State, hereby certify that David Roberson, whose name as President of Cavalier Homes, Inc., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 17th day of December, 1999.


                                            /S/ LOUANN MARCUM
                                          ------------------------
                                              Notary Public


AFFIX SEAL
My commission expires:     7/13/03
                       ---------------

         IN WITNESS WHEREOF, the undersigned Guarantor has caused this Release and Amendment to be executed as of the day and year first written above.



                                          SOUTHERN ENERGY HOMES, INC.

                                          By:         /S/ KEITH BROWN
                                             -----------------------------------
                                          Name:     Keith Brown
                                          Title:    Executive Vice President


STATE OF ALABAMA )

WINSTON COUNTY   )

         The undersigned , a Notary Public in and for said County in said State, hereby certify that Keith Brown, whose name as Executive Vice President of Southern Energy Homes, Inc., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 29th day of December, 1999.


                                              /S/ CHERYL ENGLE
                                          --------------------------
                                                Notary Public


AFFIX SEAL
My commission expires:    December 11, 2001
                       -----------------------

         IN WITNESS WHEREOF, the undersigned Guarantor has executed this Release and Amendment as of the day and year first written above.

                                             /S/ LEE ROY JORDAN
                                          -------------------------
                                               Lee Roy Jordan


STATE OF ALABAMA )

MOBILE COUNTY    )


         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Lee Roy Jordan, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.

          Given under my hand and official seal this 20th day of December, 1999.


                                             /S/ SHARON C. ADAMS
                                          ---------------------------
                                               Notary Public

AFFIX SEAL
My commission expires:  9-14-03
                      ----------